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Exhibit 10.69
                           MICRON ELECTRONICS, INC.
                  AMENDED NONQUALIFIED STOCK OPTION AGREEMENT

     This Stock Option Agreement ("Agreement") is made and entered on April 6,
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2000 to be effective as of the date of grant set forth below (the "Date of
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Grant") by and between Micron Electronics, Inc., a Minnesota corporation (the
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"Company"), and the participant named below ("Participant"). Capitalized terms
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not defined herein shall have the meaning ascribed to them in the Company's 1995
Stock Option Plan (the "Plan").
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Participant:                                Joel J. Kocher
Social Security Number:

Address:                                    Micron Electronics, Inc.
                                            900 E. Karcher Road
                                            Nampa,  Idaho   83687

Total Option Shares:                        75,000
Exercise Price Per Share:                   $9.0062
Date of Grant:                              January 13, 1998
Vesting Start Date:                         See Section 2.1 below
Expiration Date:                            January 13, 2008

     1.   Grant of Option. The Company hereby grants to Participant an option
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(the "Option") to purchase the total number of shares of Common Stock, $0.01 par
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value, of the Company set forth above (the "Shares") at the Exercise Price Per
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Share set forth above (the "Exercise Price"), subject to all of the terms and
                            --------------
conditions of this Agreement. The Option is intended to be a Nonstatutory Stock Option.

     2.   Vesting and Exercise Periods
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          2.1 Vesting and Exercise Periods of Option.
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          Fifty Thousand (50,000) of the Option Shares will vest on April 6,
          2000.

          Twenty Five Thousand (25,000) of the Option Shares will vest at the end of seven (7) full years of the Participant's Continuous Status as an Employee or Consultant, subject to the provisions related to option vesting contained in any Employment and Noncompete Agreement entered into between the Company and the Participant. Notwithstanding the vesting described in the previous sentence, such Option Shares will vest immediately in full if prior to such seven year period the Company: (i) achieves year over year net revenue growth for one fiscal quarter in the Core PC Business, and (ii) achieves positive operating income for the Core PC Business during such fiscal quarter, in each case as determined by the Company's regularly established accounting practices. Provided, however, that in no event shall this Option be exercised
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while any portion of options granted to Participant under the Plan are vested and exercisable. The Compensation Committee of the Company may, at any time at its discretion, lower the financial conditions for accelerated vesting described above.
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          The term "Core PC Business" includes the Company's personal computer, server and related peripheral equipment business, together with any affiliated businesses, but expressly excludes SpecTek and the Internet Services Business. The term "Internet Services Business" shall mean Micron PC Web Services, Inc. and its subsidiaries, currently referred to collectively as HostPro.

          2.2  Expiration. The Option shall expire on the Expiration Date set
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forth above and must be exercised, if at all, on or before the Expiration Date.

          2.3  Change in Control. In the event of a Change in Control or the
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sale of all or substantially all of the Core PC Business, the unexercised portion of the Option shall become immediately exercisable.

          2.4  Adjustments Upon Changes in Capitalization, Dissolution, Merger
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or Assets Sale, other than a Change in Control. Subject to Section 2.3 hereof,
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the provisions of Sections 11(a), (b) and (c) of the Plan shall apply to this
Option.

     3.   Termination. Upon termination of the Participant's Continuous Status
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as an Employee or Consultant, the following provisions shall govern the exercise of this Option in the event the Participant is terminated.

          3.1  Termination for Any Reason Except Death or Disability. If
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Participant is terminated for any reason, except death or Disability, notwithstanding any other provision in this Agreement to the contrary, the Option, to the extent that it would have been exercisable by Participant on the date of termination pursuant to this Agreement, may be exercised by Participant no later than thirty (30) days after the date of termination, but in any event no later than the Expiration Date.

          3.2  Termination Because of Death or Disability. If Participant is
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terminated because of death or Disability of Participant, notwithstanding any other provision in this Agreement to the contrary, the Option, to the extent that it is exercisable by Participant on the date of termination, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of termination, but in any event no later than the Expiration Date.

          3.3  No Obligation to Employ. Nothing in this Agreement shall confer
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on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

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     4.   Manner of Exercise
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          4.1  Stock Option Exercise Agreement. To exercise this Option,
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Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise notice substantially in the form approved by the Company (the "Exercise Notice"), which shall set forth, among
                              ---------------
other things, Participant's election to exercise the Option and the number of Shares being purchased. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2  Limitations on Exercise. The Option may not be exercised unless
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such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

          4.3  Payment. The Exercise Notice shall be accompanied by full payment
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of the Exercise Price for the Shares being purchased:

               (a)  in cash;

               (b)  by check:

               (c) delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

               (d)  any combination of the foregoing methods of payment; or

               (e) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws and approved by the Administrator.

          4.4  Tax Withholding. In connection with the issuance of the Shares
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upon exercise of the Option, Participant must pay or provide for any applicable federal or state withholding obligations of the Company.

          4.5  Issuance of Shares. Upon the exercise of the Option in accordance
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with this Section 4, the Company shall issue the purchased Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5.   Compliance with Laws and Regulations. The exercise of the Option and
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the issuance and transfer of Shares shall be subject to compliance by the
Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.

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     6.   Nontransferability of Option. The Option may not be transferred in any
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manner other than by will or by the laws of decent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successor and assigns of Participant.

     7.   Tax Consequences. Set forth below is a brief summary as of the Date of
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Grant of some of the federal and state tax consequences of exercise of the
Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          7.1  Exercise of Nonqualified Stock Option. Participant will be
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treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. Prior to the delivery of the Shares, the Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          7.2  Disposition of Shares. If the Shares are held for more than
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twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the Option, any gain or loss realized on disposition of the Shares will be treated as long term capital gain or loss for federal and state income tax purposes.

     8.   Privileges of Stock Ownership. Participant shall not have any of the
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rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

     9.   S-8 Registration. The Company shall register the Shares issuable under
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this Option on a Form S-8 Registration Statement and shall keep such
Registration Statement in effect for the entire period that this Option thereafter remains outstanding.

     10.  Entire Agreement. This Agreement and any Employment and Noncompete
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Agreement entered into between the Company and the Participant constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. The provisions set forth herein replace and supersede Section 4(c) of the Employment Offer dated January 10, 1998 to Joel J. Kocher and any previous option agreements or notices regarding the options described herein.

     11.  Notices. Any notices required to be given or delivered to the Company
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under the terms of this Agreement shall be in writing and addressed to the
Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon; personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by rapifax or telecopier.

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     12.  Successor and Assigns. The Company may assign any of its rights under
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this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

     13.  Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of Minnesota.

     14.  Acceptance. Participant hereby acknowledges receipt of this Agreement.
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Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax advisor prior to such exercise or disposition.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate.


MICRON ELECTRONICS, INC.,                    PARTICIPANT
a Minnesota corporation

                                             /s/ Joel J. Kocher
                                             -----------------------------------
                                             Signature

By:  /s/ Sid Ferrales                        Joel J. Kocher
   ---------------------------------         -----------------------------------
         Sid R. Ferrales, SVP, HR            Print Name


Date: 5/23/00                               Date: 5/23/00
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